Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Prime Global Capital Group Incorporated, a Nevada corporation (the “Company”), on Form 10-Q for the quarter ended April 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Weng Kung Wong, Chief Executive Officer, Interim Chief Financial Officer and Interim Secretary of the Company, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 13, 2017	By:	/s/ Weng Kung Wong
	Name:	Weng Kung Wong
	Title:	Chief Executive Officer, Interim Chief Financial Officer and Interim Secretary (Principal Executive and Financial Officer)